Alpine U.S. Real Estate Equity Fund
Alpine International Real Estate Equity Fund
Alpine Realty Income & Growth Fund
Each a series of Alpine Equity Trust

Supplement Dated September 28, 2007 to the
Prospectus dated February 28, 2007

The “How to Buy Shares – Additional Information” section on page 17 of the Prospectus has been modified to include the following information:

The Adviser may at its own expense make cash payments to some, but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of a Fund and/or to promote retention of their customers’ assets in the Fund.  These payments sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or their shareholders including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to representatives of the broker, dealer or other financial intermediaries.  Revenue sharing payments also may be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list.

You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.

Please retain this Supplement for future reference.
The date of this Supplement is September 28, 2007.